Exhibit 99.2

Kite Realty Group Trust
Quarterly Financial Supplement

LOWE'S

DSW

Office

BEST BUY

September 30, 2006

KITE
REALTY GROUP

Investor Relations
Daniel R. Sink, CFO
30 S. Meridian Street
Suite 1100
Indianapolis, IN 46204
317.577.5600
www.kiterealty.com

KRG
LISTED
NYSE

SUPPLEMENTAL INFORMATION – SEPTEMBER 30, 2006

PAGE NO.	TABLE OF CONTENTS

3	Corporate Profile
4	Contact Information
5	Important Notes
6	Corporate Structure Chart
7	Condensed Consolidated Balance Sheets
8	Consolidated Statements of Operations for the Three and Nine Months Ended September 30
9	Funds from Operations and Other Financial Information for the Three and Nine Months Ended September 30
10	Market Capitalization
11	Same Property Net Operating Income
12	Net Operating Income by Quarter
13	Summary of Outstanding Debt
14	Schedule of Outstanding Debt
17	Joint Venture Summary – Unconsolidated Operating Properties
18	Condensed Combined Balance Sheets of Unconsolidated Operating Properties
19	Condensed Combined Statements of Operations of Unconsolidated Operating Properties for the Three and Nine Months Ended September 30
20	Top 10 Retail Tenants by Gross Leasable Area
21	Top 25 Tenants by Annualized Base Rent
22	Lease Expirations – Operating Portfolio
23	Lease Expirations – Retail Anchor Tenants
24	Lease Expirations – Retail Shops
25	Lease Expirations – Commercial Tenants
26	Summary Retail Portfolio Statistics
27	Summary Commercial Portfolio Statistics
28	Development Pipeline
29	Other Development Activity
30	Geographic Diversification – Operating Portfolio
31	Operating Retail Properties
33	Operating Commercial Properties
34	Retail Operating Portfolio – Tenant Breakdown
35	Acquisition of Other Properties

p. 2	Kite Realty Group Supplemental Financial and Operating Statistics –9/30/06

CORPORATE PROFILE

General Description

Kite Realty Group Trust commenced operations in August 2004 as the successor to certain businesses of Kite Property Group, a nationally recognized real estate owner and developer.  We are a full-service, vertically integrated real estate company focused primarily on the development, construction, acquisition, ownership and operation of high-quality neighborhood and community shopping centers in selected growth markets in the United States. As of September 30, 2006, we owned interests in 51 operating properties totaling approximately 7.8 million square feet and an additional 1.6 million square feet in 11 properties currently under development.  We are organized as a real estate investment trust (“REIT”) for federal income tax purposes.

Our strategy is to maximize the cash flow of our operating properties, successfully complete the construction and lease-up of our development portfolio and identify additional growth opportunities in the form of new developments and acquisitions.  New investments are focused in the shopping center sector, although we may selectively pursue commercial development or acquisition opportunities in markets where we currently operate and where we believe we can leverage existing infrastructure and relationships to generate attractive risk-adjusted returns.

Company Highlights (as of September 30, 2006)

➢	Operating Retail Properties	46
➢	Operating Commercial Properties	5
➢	Total Properties Under Development[1]	11
➢	States	9
➢	Total GLA/NRA (operating)	7,772,236
➢	Owned GLA/NRA (operating)	5,552,287
➢	Percentage of Owned GLA Leased – Retail Operating	93.6%
➢	Percentage of Owned NRA Leased – Commercial Operating	96.9%
➢	Total Full-Time Employees	110

Stock Listing

New York Stock Exchange symbol: KRG

[1]

Excludes Kedron Village, a property the Company acquired in April 2006, while under construction. This property opened during the third quarter of 2006 and remained under construction as of September 30, 2006.

	p. 3	Kite Realty Group Supplemental Financial and Operating Statistics –9/30/06

CONTACT INFORMATION

Corporate Office

30 South Meridian Street, Suite 1100
Indianapolis, IN  46204
1-888-577-5600
317-577-5600
www.kiterealty.com

Investor Relations Contacts:	Analyst Coverage:	Analyst Coverage:

Daniel R. Sink, Chief Financial Officer	BMO Capital Markets	RBC Capital Markets
Kite Realty Group Trust	Mr. Paul E. Adornato, CFA	Mr. Rich Moore
30 South Meridian Street, Suite 1100	(212) 885-4170	(216) 378-7625
Indianapolis, IN 46204	paul.adornato@bmo.com	rich.moore@rbccm.com
(317) 577-5609
dsink@kiterealty.com	Cantor Fitzgerald	Stifel, Nicholas & Company, Inc.
	Mr. Philip J. Martin	Mr. David M. Fick, CPA
Financial Relations Board	(312) 469-7485	(410) 454-5018
Mr. John Waelti	pmartin@cantor.com	dmfick@stifel.com
(312) 640-6760
jwaelti@frbir.com	Goldman, Sachs & Co.	Wachovia Securities
	Mr. Dennis Maloney	Mr. Jeffrey J. Donnelly, CFA
	(212) 902-1970	(617) 603-4262
Transfer Agent:	dennis.maloney@gs.com	jeff.donnelly@wachovia.com

LaSalle Bank, National Association	Lehman Brothers
135 South LaSalle Street	Mr. David Harris
Chicago, IL 60603-3499	(212) 526-1790
(312) 904-2000	dharris4@lehman.com

Stock Specialist:	Raymond James
Mr. Paul Puryear
Van der Moolen Specialists USA, LLC	(727) 567-2253
45 Broadway	paul.puryear@raymondjames.com
32nd Floor
New York, NY 10006
(646) 576-2707

p. 4	Kite Realty Group Supplemental Financial and Operating Statistics –9/30/06

IMPORTANT NOTES

Interim Information

This Quarterly Financial Supplement contains historical information of Kite Realty Group Trust (“the Company” or “KRG”) and is intended to supplement the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006, which should be read in conjunction with this package.  The supplemental information is unaudited, although it reflects all adjustments which, in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

Forward-Looking Statements

This supplemental information package contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated.  Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements expressed or implied by the forward-looking statements.  Risks, uncertainties and other factors that might cause such differences, some of which could be material, include, but are not limited to:

•	national and local economic, business, real estate and other market conditions;
•	the ability of tenants to pay rent;
•	the competitive environment in which the Company operates;
•	financing risks;
•	property ownership and management risks;
•	the level and volatility of interest rates;
•	financial stability of tenants;
•	the Company’s ability to maintain its status as a REIT for federal income tax purposes;
•	acquisition, disposition, development and joint venture risks;
•	potential environmental and other liabilities;
•	other factors affecting the real estate industry generally; and
•

other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, and in our quarterly reports on Form 10-Q.

The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

Funds from Operations

Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. We calculate FFO in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts (NAREIT), which we refer to as the White Paper. The White Paper defines FFO as net income (determined in accordance with generally accepted accounting principles (GAAP)), excluding gains (or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

Given the nature of our business as a real estate owner and operator, we believe that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains (or losses) from sales of property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance, is not an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, and is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do.

Net Operating Income

Net operating income (NOI) is provided here as a supplemental measure of operating performance.  NOI is defined as property revenues less property operating expenses, excluding depreciation and amortization, interest expense and other items.  We believe this presentation of NOI is helpful to investors as a measure of our operational performance because it is widely used in the real estate industry to measure the performance of real estate assets without regard to various items, included in net income, that do not relate to or are not indicative of operating performance, such as depreciation and amortization, which can vary depending upon accounting methods and book value of assets.  We also believe NOI helps our investors to meaningfully compare the results of our operating performance from period to period by removing the impact of our capital structure (primarily interest expense on our outstanding indebtedness) and depreciation of the basis in our assets from our operating results.  NOI should not, however, be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance.

p. 5	Kite Realty Group Supplemental Financial and Operating Statistics –9/30/06

CORPORATE STRUCTURE CHART – SEPTEMBER 30, 2006

p. 6	Kite Realty Group Supplemental Financial and Operating Statistics –9/30/06

CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	September 30, 2006	December 31, 2005

Assets:
Investment properties, at cost:
Land	$191,122,886	$172,509,684
Land held for development	19,034,512	51,340,820
Buildings and improvements	560,470,407	485,129,649
Furniture, equipment and other	5,458,042	5,675,980
Construction in progress and other	196,016,436	65,903,868

	972,102,283	780,560,001
Less accumulated depreciation	(58,933,666)	(41,825,911)

	913,168,617	738,734,090
Cash and cash equivalents	21,271,444	15,208,835
Tenant receivables, including accrued straight-line rent of $4.2 million and $3.3 million, respectively, net of allowance for bad debts	13,102,056	11,302,923
Other receivables	10,267,549	6,082,511
Investments in unconsolidated entities, at equity	1,163,902	1,303,919
Escrow deposits	9,136,113	6,718,198
Deferred costs, net	19,642,799	17,380,288
Prepaid and other assets	4,305,182	2,499,042

Total Assets	$992,057,662	$799,229,806

Liabilities and Shareholders’ Equity:
Mortgage and other indebtedness	$571,029,648	$375,245,837
Accounts payable and accrued expenses	30,197,252	30,642,822
Deferred revenue and other liabilities	35,325,539	25,369,152
Minority interest	4,318,257	4,847,801

Total Liabilities	640,870,696	436,105,612
Commitments and Contingencies
Limited Partners’ interests in operating partnership	79,358,294	84,244,814
Shareholders’ Equity:
Preferred shares, $.01 par value, 40,000,000 shares authorized, no shares issued and outstanding	—	—
Common shares, $.01 par value, 200,000,000 shares authorized, 28,838,534 shares and 28,555,187 shares issued and outstanding	288,385	285,552
Additional paid in capital	290,987,222	288,976,563
Unearned compensation	—	(808,015)
Accumulated other comprehensive income	411,383	427,057
Accumulated deficit	(19,858,318)	(10,001,777)

Total Shareholders’ Equity	271,828,672	278,879,380

Total Liabilities and Shareholders’ Equity	$992,057,662	$799,229,806

p. 7	Kite Realty Group Supplemental Financial and Operating Statistics –9/30/06

CONSOLIDATED STATEMENTS OF OPERATIONS – T HREE  AND NINE MONTHS (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,

	2006	2005	2006	2005

Revenue:
Minimum rent	$17,262,427	$14,299,487	$49,506,938	$40,176,577
Tenant reimbursements	3,787,767	2,401,870	11,901,251	7,896,914
Other property related revenue	1,565,787	2,409,900	3,562,454	3,765,989
Construction and service fee revenue	10,293,822	4,793,407	27,227,754	13,473,050
Other income, net	158,632	57,759	243,820	150,217

Total revenue	33,068,435	23,962,423	92,442,217	65,462,747
Expenses:
Property operating	3,439,853	2,933,660	9,749,011	8,113,017
Real estate taxes	2,323,799	1,604,623	7,953,433	4,977,853
Cost of construction and services	7,795,070	4,320,678	22,879,759	11,620,017
General, administrative, and other	1,305,599	1,112,313	4,250,312	3,621,683
Depreciation and amortization	7,209,586	5,439,607	22,574,735	15,615,518

Total expenses	22,073,907	15,410,881	67,407,250	43,948,088

Operating income	10,994,528	8,551,542	25,034,967	21,514,659
Interest expense	(6,139,761)	(5,176,658)	(15,324,928)	(13,677,961)
Loss on sale of asset	—	—	(764,008)	—
Income tax expense of taxable REIT subsidiary	(777,600)	(232,285)	(640,584)	(232,285)
Minority interest in income of consolidated subsidiaries	(2,993)	(623,574)	(78,503)	(716,523)
Equity in earnings of unconsolidated entities	72,261	76,385	221,983	278,736
Limited Partners’ interests in the continuing operations of the Operating Partnership	(936,782)	(798,408)	(1,926,356)	(2,192,785)

Income from continuing operations	3,209,653	1,797,002	6,522,571	4,973,841
Discontinued operations, net of Limited Partners’ interests	—	185,239	—	573,999

Net income	$3,209,653	$1,982,241	$6,522,571	$5,547,840

Income per common share – basic:
Continuing operations	$0.11	$0.09	$0.23	$0.26
Discontinued operations	—	0.01	—	0.03

	$0.11	$0.10	$0.23	$0.29

Income per common share - diluted:
Continuing operations	$0.11	$0.09	$0.23	$0.26
Discontinued operations	—	0.01	—	0.03

	$0.11	$0.10	$0.23	$0.29

Weighted average common shares outstanding - basic	28,824,698	19,151,910	28,696,534	19,149,495

Weighted average common shares outstanding - diluted	28,979,356	19,289,737	28,830,042	19,262,229

Dividends declared per common share	$0.1950	$0.1875	$0.5700	$0.5625

p. 8	Kite Realty Group Supplemental Financial and Operating Statistics –9/30/06

FUNDS FROM OPERATIONS AND OTHER FINANCIAL INFORMATION – THREE AND NINE MONTHS

	Three Months Ended September 30,		Nine Months Ended September 30,

Funds from Operations:	2006	2005	2006		2005

Net income	$3,209,653	$1,982,241	$6,522,571		$5,547,840
Loss on sale of asset, net of tax	—	—	458,405		—
Add Limited Partners’ interests in income	936,782	881,407	1,926,356		2,446,166
Add depreciation and amortization of consolidated entities and discontinued operations, net of minority interest	7,129,692	5,531,581	22,308,695		15,895,620
Add depreciation and amortization of unconsolidated entities	99,680	50,534	301,350		199,165

Funds from Operations of the Kite Portfolio[1]	11,375,807	8,445,763	31,517,377		24,088,791
Less Limited Partners’ interests in FFO	(2,560,851)	(2,609,741)	(7,184,226)		(7,371,170)

Funds from Operations allocable to the Company[1]	$8,814,956	$5,836,022	$24,333,151		$16,717,621

Basic FFO per share of the Kite Portfolio	$0.31	$0.30	$0.85		$0.87

Diluted FFO per share of the Kite Portfolio	$0.30	$0.30	$0.84		$0.87

Basic weighted average common shares outstanding	28,824,698	19,151,910	28,696,534		19,149,495

Diluted weighted average common shares outstanding	28,979,356	19,289,737	28,830,042		19,262,229

Basic weighted average common shares and units outstanding	37,228,944	27,733,221	37,208,441		27,604,417

Diluted weighted average common shares and units outstanding	37,383,601	27,871,048	37,341,949		27,717,151

Other Financial Information:
Recurring capital expenditures[2]
Tenant improvements	$67,289	$81,319	$1,238,904	[3]	$243,991
Leasing commissions	62,489	74,891	586,086	[4]	126,195
Capital improvements	95,426	73,509	152,852		419,666
Scheduled debt principal payments	604,487	693,835	1,831,768		1,970,838
Straight line rent	366,846	899,384	1,325,368		1,438,252
Market rent amortization income from acquired leases	1,058,379	848,561	3,177,990		2,650,049
Market debt adjustment	107,714	359,386	323,143		1,078,159
Capitalized interest	3,255,161	994,523	6,997,077		2,171,941

1

“Funds from Operations of the Kite Portfolio” represents 100% of the operating performance of the Operating Partnership’s real estate properties and construction and service subsidiaries in which the Company owns an interest. “Funds from Operations allocable to the Company” reflects a reduction for the Limited Partners’ diluted weighted average interests in the Operating Partnership.

2	Excludes tenant improvements and leasing commissions relating to development projects and first-generation space.
3	Of this amount, $988,153 represents tenant improvements for Shoe Pavilion at Galleria Plaza and 24 Hour Fitness at Cedar Hill Village.
4	Of this amount, $198,404 represents leasing commissions for Shoe Pavilion at Galleria Plaza and 24 Hour Fitness at Cedar Hill Village.

p. 9	Kite Realty Group Supplemental Financial and Operating Statistics –9/30/06

MARKET CAPITALIZATION AS OF SEPTEMBER 30, 2006

	Percent of Total Equity	Total Market Capitalization	Percent of Total Market Capitalization

Equity Capitalization:
Total Common Shares Outstanding	77.4%	$28,838,534
Operating Partnership (“OP”) Units	22.6%	8,402,615

Combined Common Shares and OP Units	100.0%	37,421,149

Market Price at September 30, 2006		$17.04

Total Equity Capitalization		$634,589,186	52%
Debt Capitalization:
Company Outstanding Debt		$571,029,648
Pro-rata Share of Joint Venture Debt		8,424,155

Total Debt Capitalization		579,453,803	48%

Total Market Capitalization		$1,214,042,989	100%

p. 10	Kite Realty Group Supplemental Financial and Operating Statistics –9/30/06

SAME PROPERTY NET OPERATING INCOME (NOI)

	Three Months Ended September 30,			Nine Months Ended September 30,

	2006	2005	% Change	2006	2005	% Change

Number of Properties[1]	41	41		41	41
Occupancy	97.5%	97.6%		97.5%	97.6%
Minimum rent[2]	$12,149,208	$12,074,153		$33,163,117	$32,849,768
Tenant recoveries	2,376,335	2,388,828		7,264,314	6,510,446
Other income	66,826	10,211		344,694	180,174
Pro rata share of revenue – unconsolidated joint venture properties	460,704	465,430		1,392,136	1,373,259

	15,053,073	14,938,622		42,164,261	40,913,648
Property operating	2,461,871	2,296,661		6,564,053	6,234,434
Real estate taxes	1,533,017	1,745,452		5,077,404	4,534,824
Pro rata share of expenses – unconsolidated joint venture properties	144,392	171,425		436,506	453,787

	4,139,280	4,213,537		12,077,962	11,223,045

Net operating income - same properties (41 properties)	10,913,794	10,725,085	1.8%	30,086,299	29,690,603	1.3%
Net operating income – Galleria Plaza and Cedar Hill Village[3]	336,158	(202,004)		570,415	249,541
Net operating (loss) – Shops at Eagle Creek[4]	(32,900)	111,677		(32,900)	111,677

Net operating income – including Galleria Plaza, Cedar Hill Village and Shops at Eagle Creek	11,217,051	10,634,758	5.5%	30,623,813	30,051,821	1.9%
Reconciliation to Most Directly Comparable GAAP Measure:
Net operating income - same properties[3]	10,913,794	10,725,085		30,086,299	29,690,603
Net operating income - non-same properties	7,668,551	2,799,440		18,990,547	8,335,954
Less pro rata share of same property joint venture NOI	(316,312)	(294,005)		(955,630)	(919,472)
Net operating income - construction, service, general and administrative and other	(61,918)	637,262		(511,514)	(100,277)

Total Company Net Operating Income	18,204,114	13,867,782		47,609,702	37,006,809
Total other income (expense)	69,268	(547,189)		143,480	(437,787)
Total other expenses	(14,126,947)	(10,848,550)		(38,540,247)	(29,525,763)
Loss on sale of asset	—	—		(764,008)	—
Limited Partners’ interests in the continuing operations of the Operating Partnership	936,782	881,407		1,926,356	2,275,784
Operating income from discontinued operations, net of Limited Partners’ interests	—	268,238		—	656,998

Net income	$3,209,653	$1,858,874		$6,522,571	$5,424,473

[1]	Same property analysis excludes Glendale Mall and Shops at Eagle Creek for the third quarter as the Company pursues redevelopment of these properties. See (3) below.
[2]

For the year-to-date September 30, 2006 period, minimum rent excludes the write-off of the in-place lease liability of approximately $458,000 related to Winn-Dixie at Shops at Eagle Creek. See note (4) below.

[3]

Late in the first quarter of 2006, Shoe Pavilion and 24 Hour Fitness replaced Ultimate Electronics at Galleria Plaza and Cedar Hill Village, respectively. Ultimate Electronics ceased paying rent at these properties in the months of May 2005 and June 2005, respectively.  As a result of the timing of the re-tenanting of these spaces in Galleria Plaza and Cedar Hill Village, these properties have been excluded from the information presented for the first and third quarters in order to provide for a more meaningful comparison of Same Property results.

[4]

In May 2006, Winn-Dixie rejected its lease with the Company at Shops at Eagle Creek. In connection with this lease termination, the Company wrote off all related assets and liabilities, including the in-place lease liability to minimum rent. During the third quarter of 2006, the Company began the process of re-tenanting the space formerly occupied by Winn-Dixie.  As a result, Shops at Eagle Creek has been excluded from the Same Property analysis for the third quarter.

The Company believes that NOI is helpful to investors as a measure of its operating performance because it excludes various items included in net income that do not relate to or are not indicative of its operating performance, such as depreciation and amortization and interest expense.  The Company believes that Same Property NOI is helpful to investors as a measure of its operating performance because it includes only the NOI of properties that have been owned for the full period presented, which eliminates disparities in net income due to the redevelopment, acquisition or disposition of properties during the particular period presented, and thus provides a more consistent metric for the comparison of the Company’s properties. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of the Company’s financial performance.

p. 11	Kite Realty Group Supplemental Financial and Operating Statistics –9/30/06

NET OPERATING INCOME BY QUARTER

	Three Months Ended

	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005

Revenue:
Minimum rent	$17,262,427	$16,509,839	$15,734,672	$14,931,419	$14,299,487
Tenant reimbursements	3,787,767	4,417,611	3,695,873	4,054,644	2,401,870
Other property related revenue	1,565,787	944,966	1,051,701	2,027,454	2,409,900
Other income, net	158,632	31,312	53,876	65,205	57,759

	22,774,613	21,903,728	20,536,122	21,078,722	19,169,016
Expenses:
Property operating	3,439,853	3,274,984	3,034,174	4,230,328	2,933,660
Real estate taxes	2,323,799	3,122,720	2,506,914	2,480,709	1,604,623

	5,763,652	6,397,704	5,541,088	6,711,037	4,538,283

Net Operating Income – Properties	17,010,961	15,506,024	14,995,034	14,367,685	14,630,733
Other Income (Expense):
Construction and service fee revenue[1]	10,293,822	9,036,996	7,896,936	12,823,385	4,793,407
Cost of construction and services[1]	(7,795,070)	(7,899,325)	(7,185,364)	(10,203,260)	(4,320,678)
General, administrative, and other	(1,305,599)	(1,601,176)	(1,343,537)	(1,706,050)	(1,112,313)
Depreciation and amortization	(7,209,586)	(7,842,914)	(7,522,235)	(6,175,623)	(5,439,607)

	(6,016,433)	(8,306,419)	(8,154,200)	(5,261,548)	(6,079,191)

Earnings Before Interest and Taxes	10,994,528	7,199,605	6,840,834	9,106,137	8,551,542
Interest expense	(6,139,761)	(4,615,175)	(4,569,992)	(4,411,460)	(5,176,658)
Loss on sale of asset[2]	—	(764,008)	—	—	—
Income tax (expense) benefit of taxable REIT subsidiary	(777,600)	150,303	(13,287)	(809,178)	(232,285)
Minority interest in income of consolidated subsidiaries	(2,993)	(37,986)	(37,524)	(550,599)	(623,574)
Equity in earnings (loss) of unconsolidated entities	72,261	61,749	87,973	(26,225)	76,385
Limited partners’ interests in the continuing operations of the Operating Partnership	(936,782)	(454,117)	(535,457)	(886,925)	(798,408)

Income From Continuing Operations	3,209,653	1,540,371	1,772,547	2,421,750	1,797,002
Operating income from discontinued operations, net of Limited Partners’ interests[3]	—	—	—	5,466,250	185,239

Net income	$3,209,653	$1,540,371	$1,772,547	$7,888,000	$1,982,241

NOI/Revenue	74.7%	70.8%	73.0%	68.2%	76.3%
Recovery Ratio[4]	65.7%	69.0%	66.7%	60.4%	52.9%

[1]

In September 2006, the Company sold its build-to-suit asset at Bridgewater Marketplace. Proceeds of this sale of $5.3 million and cost of the sale of $3.5 million are reflected in “Construction and service fee revenue” and “Cost of construction and services”, respectively.

[2]	In June 2006, the Company sold Marsh Supermarkets, an asset in its Naperville Marketplace development property in Naperville, Illinois.
[3]	In December 2005, the Company sold Mid-America Clinical Labs in Indianapolis, Indiana.
[4]	“Recovery Ratio” is computed by dividing property operating and real estate tax expense by tenant reimbursements.

p. 12	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

SUMMARY OF OUTSTANDING DEBT1
TOTAL OUTSTANDING DEBT AS OF SEPTEMBER 30, 2006

	Outstanding Amount	Ratio	Weighted Average Interest Rate	Weighted Average Maturity (in years)

Fixed Rate Debt:
Consolidated	$303,763	53%	6.03%	7.9
Unconsolidated	8,424	1%	6.60%	5.7
Floating Rate Debt (Hedged) [2]	50,000	9%	5.57%	0.8

Total Fixed Rate Debt	362,187	63%	5.98%	6.8
Variable Rate Debt:[3]
Construction Loans	83,216	14%	6.97%	1.2
Other Variable	181,672	32%	7.09%	0.7
Floating Rate Debt (Hedged) [2]	(50,000)	-9%	-6.67%	-0.8

Total Variable Rate Debt	214,888	37%	7.14%	0.8
Net Premiums	2,378	N/A	N/A	N/A

Total	$579,453	100%	6.41%	4.6

SCHEDULE OF MATURITIES BY YEAR AS OF SEPTEMBER 30, 2006

							Total Consolidated and Unconsolidated Debt
	Mortgage Debt		Secured Revolving Credit Facility	Construction Loans	Total Consolidated Outstanding Debt	KRG Share Of Unconsolidated Mortgage Debt

	Annual Maturity	Term Maturities

2006	$635	$54,931	$0	$1,704	$57,270	$51	$57,321
2007	2,703	10,262	111,550	44,326	168,841	204	169,045
2008	2,652	8,292	0	29,409	40,353	218	40,571
2009	2,920	27,452	0	7,777	38,149	2,211	40,360
2010	3,030	0	0	0	3,030	97	3,127
2011	3,183	19,655	0	0	22,838	103	22,941
2012	3,506	35,356	0	0	38,862	109	38,971
2013	3,499	4,027	0	0	7,526	5,431	12,957
2014	3,187	27,567	0	0	30,754	0	30,754
2015	2,799	38,301	0	0	41,100	0	41,100
2016 and beyond	4,644	115,284	0	0	119,928	0	119,928
Net Premiums	0	0	0	0	2,378	0	2,378

Total	$32,758	$341,127	$111,550	$83,216	$571,029	$8,424	$579,453

[1]	Dollars in thousands.
[2]	These debt obligations are hedged by interest rate swap agreements.
[3]	Variable rate debt %, net of swap transactions:

- Construction	14%	$83,216
- Other Variable	23%	131,672	(Includes debt on acquisition land held for development)

	37%	$214,888

p. 13	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

SCHEDULE OF OUTSTANDING DEBT1

CONSOLIDATED DEBT AS OF SEPTEMBER 30, 2006

Fixed Rate Debt:	Lender/Servicer	Interest Rate	Maturity Date	Balance as of Sept. 30, 2006	Monthly Debt Service as of Sept. 30, 2006

176th & Meridian	Wachovia Bank	5.67%	11/11/14	$4,172	$25
50th & 12th	Wachovia Bank	5.67%	11/11/14	4,592	27
Boulevard Crossing	Wachovia Bank	5.11%	12/11/09	12,350	69
Centre at Panola, Phase I	JP Morgan Chase	6.78%	1/1/22	4,202	37
Cool Creek Commons	Lehman Brothers Bank	5.88%	4/11/16	18,000	91
Corner Shops, The	Sun Life Assurance Co.	7.65%	7/1/11	1,818	17
Fox Lake Crossing	Wachovia Bank	5.16%	7/1/12	11,982	69
Indian River Square	Wachovia Bank	5.42%	6/11/15	13,300	62
Indiana State Motor Pool	Old National	5.38%	3/24/08	4,064	19
International Speedway Square	Lehman Brothers Bank	7.17%	3/11/11	19,512	139
Pine Ridge	Lehman Brothers Bank	6.34%	10/11/16	17,500	93
Plaza at Cedar Hill	GECC	7.38%	2/1/12	26,763	193
Plaza Volente	Wachovia Bank	5.42%	6/11/15	28,680	134
Preston Commons	Wachovia Bank	5.90%	3/11/13	4,543	28
Ridge Plaza	Wachovia Bank	5.15%	10/11/09	16,546	93
Riverchase	Lehman Brothers Bank	6.34%	10/11/16	10,500	56
Sunland Towne Centre	KeyBank	6.01%	7/1/16	25,000	129
Thirty South	CS First Boston	6.09%	1/11/14	22,762	142
Traders Point	Wachovia Bank	5.86%	10/11/16	48,000	234
Whitehall Pike	Banc One Capital Funding	6.71%	7/5/18	9,477	77

Subtotal				$303,763	$1,733

Floating Rate Debt (Hedged):	Lender	Interest Rate	Maturity Date	Balance as of Sept. 30, 2006	Monthly Debt Service as of Sept. 30, 2006

Collateral Pool Properties[2]	KeyBank	5.65%	8/1/07	$35,000	$165
Collateral Pool Properties[2]	KeyBank	5.38%	8/1/07	15,000	67

Subtotal				$50,000	$232

TOTAL CONSOLIDATED FIXED RATE DEBT				$353,763	$1,965

TOTAL NET PREMIUMS				$2,378

Variable Rate Debt: Mortgages	Lender	Interest Rate[3]	Maturity Date	Balance as of Sept. 30, 2006

Courthouse Shadows[4]	Lehman Brothers Bank	LIBOR + 300	10/5/06	$19,768
Fishers Station[5]	National City Bank	LIBOR + 275	9/1/08	4,929
Parkside Town Commons[6]	LaSalle Bank	LIBOR + 225	11/14/06	35,163
Unsecured Note[7]	Lehman Brothers Bank	LIBOR + 175	1/5/07	10,262

Subtotal				$70,122

1	Dollars in thousands.
2	The Company entered into $35 million and $15 million fixed rate swap agreements, which are designated as hedges against the revolving credit facility.
3	At September 30, 2006, one-month LIBOR and Prime interest rates were 5.32% and 8.25%, respectively.
4	On October 5, 2006 the Maturity Date was extended to December 5, 2006 and the interest rate was reduced to LIBOR + 1.50%.
5	The Company has a 25% interest in this property. This loan is guaranteed by Kite Realty Group, LP.
6	The Company entered into a land loan with a total commitment of $36 million and plans to convert to a construction loan upon maturity.
7	Represents acquisition financing for Riverchase and Pine Ridge.

p. 14	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

SCHEDULE OF OUTSTANDING DEBT (CONTINUED)1

Variable Rate Debt: Construction Loans	Servicer	Interest Rate [2]	Maturity Date	Total Commitment	Balance as of Sept. 30, 2006

Beacon Hill Shopping Center[3]	Fifth Third Bank	LIBOR + 150	9/30/07	$34,800	$7,604
Bridgewater Marketplace	Home Federal Bank	LIBOR + 160	6/29/08	12,000	3,933
Cobblestone Plaza[4]	Wachovia Bank	LIBOR + 160	6/29/09	44,500	7,777
Estero Town Center[5]	Wachovia Bank	LIBOR + 165	4/1/08	20,460	12,452
Gateway Shopping Center[6]	Union Bank of California	LIBOR + 150	12/15/07	22,268	6,293
Geist Pavilion	The National Bank of Indianapolis and Busey Bank	LIBOR + 165	5/1/07	10,057	8,775
Naperville Marketplace	LaSalle Bank	LIBOR + 175	6/30/07	14,400	9,197
Red Bank Commons	Huntington Bank	LIBOR + 165	3/31/07	4,960	4,799
Sandifur Plaza[7]	LaSalle Bank	LIBOR + 165	12/31/06	5,500	1,704
Tarpon Springs Plaza	Wachovia Bank	LIBOR + 175	4/1/08	20,000	13,024
Traders Point II	Huntington Bank	LIBOR + 165	6/28/07	9,587	7,658

Subtotal				$198,532	$83,216

Line of Credit	Lender	Interest Rate [2]	Maturity Date	Total Available as of Sept. 30, 2006	Balance as of Sept. 30, 2006

Collateral Pool Properties: [8,9,10]	Wachovia Bank	LIBOR + 135	8/31/07	$132,834	$111,550

Floating Rate Debt (Hedged)
Collateral Pool Properties[9]	KeyBank	LIBOR + 135	8/1/07		$(35,000)
Collateral Pool Properties[9]	KeyBank	LIBOR + 135	8/1/07		(15,000)

Subtotal					$(50,000)

Total Consolidated Variable Rate Debt					$214,888

TOTAL DEBT PER CONSOLIDATED BALANCE SHEET					$571,029

1	Dollars in thousands.
2	At September 30, 2006, one-month LIBOR and Prime interest rates were 5.32% and 8.25%, respectively.
3	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.
4	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.
5	The Company has a preferred return, then a 40% interest. This loan is guaranteed by Kite Realty Group, LP.
6	The Company has a preferred return, then a 50% interest. This loan is guaranteed by Kite Realty Group, LP.
7	The Company has a 80% interest in the Walgreens and 95% in the shops. This loan is guaranteed by Kite Realty Group, LP.
8

There are currently 17 properties encumbered under the line of credit and 30 unencumbered properties and available to expand borrowings under the line.  The major unencumbered properties include: 50 S. Morton, Bayport Commons, Bolton Plaza, Centre at Panola Phase II, Circuit City Plaza, Cornelius Gateway Shops, Delray Marketplace, Fishers Station Marsh, Frisco Bridges, Greyhound Commons, Kedron Village, Martinsville Shops, Pipeline Pointe, Shops at Otty, Sunland II, Weston Park, Zionsville Place.

9	The Company entered into a $35 million and $15 million fixed rate swap agreement, which is designated as a hedge against the line of credit.
10	The total amount available for borrowing under the line is $132,834, of which $111,550 was outstanding as of September 30, 2006.

p. 15	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

SCHEDULE OF OUTSTANDING DEBT (CONTINUED)[1]

UNCONSOLIDATED DEBT AS OF SEPTEMBER 30, 2006  2

	Lender	Interest Rate	Maturity Date	Balance as of Sept. 30, 2006	Monthly Debt Service as of Sept. 30, 2006

Fixed Rate
The Centre	Sun Life	6.99%	6/1/2009	$4,016	$40
Spring Mill Medical	LaSalle Bank	6.45%	9/1/2013	12,029	78

TOTAL UNCONSOLIDATED DEBT				$16,045	$118

JOINT VENTURE PARTNERS’ SHARE OF TOTAL UNCONSOLIDATED DEBT				(7,621)

KRG’s SHARE OF TOTAL UNCONSOLIDATED DEBT				$8,424

TOTAL KRG CONSOLIDATED DEBT				$571,029
TOTAL KRG UNCONSOLIDATED DEBT				8,424

TOTAL KRG DEBT				$579,453

[1]	Dollars in thousands.
[2]	The Company owns a 50% interest in Spring Mill Medical and a 60% interest in The Centre.

p. 16	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

JOINT VENTURE SUMMARY – UNCONSOLIDATED OPERATING PROPERTIES

The Company owns the following two unconsolidated operating  properties with joint venture partners:

Property	Percentage Owned by the Company

The Centre	60%
Spring Mill Medical	50%

p. 17	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

CONDENSED COMBINED BALANCE SHEETS OF UNCONSOLIDATED OPERATING PROPERTIES
(THE CENTRE AND SPRING MILL MEDICAL)
(Unaudited)

	September 30, 2006	December 31, 2005

Assets:
Investment properties, at cost
Land	$2,552,075	$2,552,075
Buildings and improvements	14,587,197	14,566,616
Furniture and equipment	10,581	3,290

	17,149,853	17,121,981
Less: accumulated depreciation	(3,138,824)	(2,793,109)

	14,011,029	14,328,872
Cash and cash equivalents	992,095	902,443
Tenant receivables, including accrued straight-line rent	109,280	140,124
Deferred costs, net	628,696	670,319
Prepaid and other assets	325	—

Total Assets	$15,741,425	$16,041,758

Liabilities and Accumulated Equity (Deficit):
Mortgage and other indebtedness	$16,045,041	$16,299,855
Accounts payable and accrued expenses	589,841	524,792

Total Liabilities	16,634,882	16,824,647
Accumulated equity (deficit)	(893,457)	(782,889)

Total Liabilities and Accumulated Equity (Deficit)	$15,741,425	$16,041,758

p. 18	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

CONDENSED COMBINED STATEMENTS OF OPERATIONS OF UNCONSOLIDATED OPERATING PROPERTIES
(THE CENTRE AND SPRING MILL MEDICAL)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended June 30,

	2006	2005	2006	2005

Total Revenue	$860,284	$863,851	$2,595,541	$2,552,890
Expenses:
Property operating	210,587	250,386	629,823	675,188
Real estate taxes	62,155	73,157	191,568	184,501
Depreciation and amortization	129,356	100,462	391,907	381,255

Total expenses	402,098	424,005	1,213,298	1,240,944

Operating income	458,186	439,846	1,382,243	1,311,946
Interest expense	274,319	280,019	820,812	837,555

Net income	$183,867	$159,827	$561,431	$474,391

p. 19	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

TOP 10 RETAIL TENANTS BY GROSS LEASABLE AREA (GLA)
AS OF SEPTEMBER 30, 2006

This Table Includes the Following:
•	Operating Retail Properties
•	Operating Commercial Properties
•	Development Property Tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2006

Tenant	Number of Locations	Total GLA	Number of Leases	Company Owned GLA[2]	Number of Anchor Owned Locations	Anchor Owned GLA[3]

Lowe’s Home Improvement[1]	9	1,247,630	3	128,997	6	1,118,633
Wal-Mart	5	749,649	2	234,649	3	515,000
Federated Department Stores	1	237,455	1	237,455	0	0
Publix	5	234,246	5	234,246	0	0
Circuit City	4	132,347	4	132,347	0	0
Dominick’s	2	131,613	2	131,613	0	0
Dick’s Sporting Goods	2	126,672	2	126,672	0	0
Marsh Supermarkets	2	124,902	2	124,902	0	0
Ross Stores	4	118,374	4	118,374	0	0
Bealls	3	116,055	2	79,611	0	36,444

Total	37	3,218,943	27	1,548,866	9	1,670,077

[1]

A ground lease with Lowe’s was entered into during the first quarter of 2006.  An estimated 165,000 square feet is included in Anchor Owned GLA to account for this property. Also, a ground lease with Lowe’s was entered into during the second quarter of 2006.  An estimated 163,000 square feet is included in Anchor Owned GLA to account for this property.

[2]	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.
[3]	Includes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

p. 20	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

TOP 25 TENANTS BY ANNUALIZED BASE RENT[1,2]

AS OF SEPTEMBER 30, 2006

This Table Includes the Following:
•	Operating Retail Properties
•	Operating Commercial Properties
•	Development Property Tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2006

Tenant	Type of Property	Number of Locations	Leased GLA/NRA[6]	% of Owned GLA/NRA of the Portfolio	Annualized Base Rent [1,2]	Annualized Base Rent per Sq. Ft.	% of Total Portfolio Annualized Base Rent

Lowe’s Home Center[5]	Retail	3	128,997	2.3%	$2,564,000	$5.67	3.8%
Circuit City	Retail	4	132,347	2.3%	$1,930,190	$14.58	2.8%
Publix	Retail	5	234,246	4.1%	$1,837,584	$7.84	2.7%
State of Indiana	Commercial	3	210,393	3.7%	$1,663,733	$7.91	2.5%
Eli Lilly	Commercial	1	99,542	1.7%	$1,642,443	$16.50	2.4%
Marsh Supermarkets[4]	Retail	2	124,902	2.2%	$1,633,958	$13.08	2.4%
Dominick’s	Retail	2	131,613	2.3%	$1,411,728	$10.73	2.1%
Bed Bath & Beyond	Retail	4	109,296	1.9%	$1,356,866	$12.41	2.0%
Dick’s Sporting Goods	Retail	2	126,672	2.2%	$1,220,000	$9.63	1.8%
Ross Stores	Retail	4	118,374	2.1%	$1,210,785	$10.23	1.8%
HEB	Retail	1	105,000	1.8%	$1,155,000	$11.00	1.7%
Office Depot	Retail	4	103,294	1.8%	$1,034,844	$10.02	1.5%
Walgreens	Retail	3	39,070	0.7%	$1,031,023	$26.39	1.5%
Petsmart	Retail	3	77,909	1.4%	$962,345	$12.35	1.4%
Wal-Mart	Retail	2	234,649	4.1%	$930,927	$3.97	1.4%
Kmart	Retail	1	110,875	1.9%	$850,379	$7.67	1.3%
UMDA[3]	Commercial	1	32,256	0.6%	$844,402	$26.18	1.2%
Kerasotes[5]	Retail	2	43,050	0.8%	$776,496	$8.92	1.1%
A & P	Retail	1	58,732	1.0%	$763,516	$13.00	1.1%
Old Navy	Retail	3	64,868	1.1%	$748,693	$11.54	1.1%
Office Max	Retail	3	69,872	1.2%	$733,970	$10.50	1.1%
Shoe Pavilion	Retail	1	31,396	0.6%	$722,108	$23.00	1.1%
City Securities	Commercial	1	34,949	0.6%	$694,900	$19.88	1.0%
Indiana University Healthcare Associates[3]	Commercial	1	31,175	0.6%	$622,201	$19.96	0.9%
Petco	Retail	3	40,777	0.7%	$583,985	$14.32	0.9%

Total			2,494,254	43.7%	$28,926,076	$10.11	42.6%

[1]	Annualized Base Rent represents the monthly contractual rent for September 2006 for each applicable tenant, multiplied by 12.
[2]	Excludes tenants at development properties that are Build-to-Suits for sale.
[3]	Property held in unconsolidated joint venture. Annualized Base Rent is reflected at 100 percent.
[4]	Excludes the Marsh Supermarket at Geist Pavilion where the tenant has commenced payment of rent but has not opened for business.
[5]	Annualized Base Rent Per Sq. Ft. is adjusted to account for the estimated square footage attributed to structures on land owned by the Company and ground leased to tenants.
[6]	Excludes the estimated size of the structures located on land owned by the Company and ground leased to tenants.

p. 21	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

LEASE EXPIRATIONS – OPERATING PORTFOLIO[1]

This Table Includes the Following:
•	Operating Retail Properties
•	Operating Commercial Properties
•	Development Property Tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2006

	Number of Expiring Leases [2]	Expiring GLA/NRA [3]	% of Total GLA/NRA Expiring	Expiring Annualized Base Rent [4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2006	38	74,722	1.4%	$843,316	1.3%	$11.29	$0
2007	87	297,694	5.5%	3,373,861	5.3%	11.33	800,000
2008	53	456,887	8.5%	3,606,040	5.6%	7.89	0
2009	78	247,277	4.6%	4,059,951	6.3%	16.42	0
2010	76	452,363	8.4%	5,676,485	8.8%	12.55	0
2011	80	732,203	13.6%	7,482,014	11.6%	10.22	0
2012	39	295,039	5.5%	4,076,017	6.3%	13.82	85,000
2013	25	205,519	3.8%	2,998,694	4.7%	14.59	0
2014	35	475,468	8.9%	5,429,647	8.4%	11.42	427,900
2015	42	515,380	9.6%	6,525,989	10.2%	12.66	251,500
Beyond	63	1,618,681	30.2%	20,236,026	31.5%	12.50	2,065,013

Total	616	5,371,233	100.0%	$64,308,040	100.0%	$11.97	$3,629,413

[1]	Excludes tenants at development properties that are Build-to-Suits for sale.
[2]

Lease expiration table reflects rents in place as of September 30, 2006 and does not include option periods; 2006 expirations include 28 month-to-month tenants. This column also excludes ground leases.

[3]	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
[4]	Annualized Base Rent represents the monthly contractual rent for September 2006 for each applicable tenant, multiplied by 12. Excludes ground lease revenue.

p. 22	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

LEASE EXPIRATIONS –RETAIL ANCHOR TENANTS[1]

This Table Includes the Following:
•	Operating Retail Properties
•	Development Property Tenants open for business or ground lease tenants who commenced paying rent as of September 30, 2006

	Number of Expiring Leases [2]	Expiring GLA [3]	% of Total GLA Expiring	Expiring Annualized Base Rent [4]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2006	1	12,565	0.2%	$75,390	0.1%	$6.00	$0
2007	8	133,338	2.5%	850,276	1.3%	6.38	800,000
2008	3	342,049	6.4%	1,441,077	2.2%	4.21	0
2009	3	69,382	1.3%	669,318	1.0%	9.65	0
2010	12	295,189	5.5%	2,713,985	4.2%	9.19	0
2011	8	455,895	8.5%	2,476,177	3.9%	5.43	0
2012	6	150,399	2.8%	1,307,103	2.0%	8.69	0
2013	1	11,960	0.2%	161,460	0.3%	13.50	0
2014	10	271,018	5.1%	2,689,978	4.2%	9.93	0
2015	11	374,879	7.0%	3,614,475	5.6%	9.64	0
Beyond	36	1,457,846	27.1%	16,702,631	26.0%	11.46	990,000

Total	99	3,574,520	66.6%	$32,701,870	50.8%	$9.15	$1,790,000

[1]	Retail Anchor Tenants are defined as tenants that occupy 10,000 square feet or more. Excludes tenants at development properties that are Build-to-Suits for sale.
[2]	Lease expiration table reflects rents in place as of September 30, 2006 and does not include option periods. This column also excludes ground leases.
[3]	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
[4]	Annualized base rent represents the monthly contractual rent for September 2006 for each applicable property, multiplied by 12. Excludes ground lease revenue.

p. 23	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

LEASE EXPIRATIONS – RETAIL SHOPS

This Table Includes the Following:
•	Operating Retail Properties
•	Development Property Tenants open for business as of September 30, 2006

	Number of Expiring Leases [1]	Expiring GLA [2]	% of Total GLA Expiring	Expiring Annualized Base Rent [3]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.	Expiring Ground Lease Revenue

2006	36	61,157	1.1%	$767,676	1.2%	$12.55	$0
2007	77	160,401	3.0%	2,446,225	3.8%	15.25	0
2008	49	106,873	2.0%	2,005,025	3.1%	18.76	0
2009	75	177,895	3.3%	3,390,633	5.3%	19.06	0
2010	63	148,296	2.8%	2,782,720	4.4%	18.76	0
2011	69	176,766	3.3%	3,363,394	5.2%	19.03	0
2012	31	107,588	2.0%	2,178,206	3.4%	20.25	85,000
2013	20	65,205	1.2%	1,247,603	1.9%	19.13	0
2014	23	54,501	1.0%	1,351,319	2.1%	24.79	427,900
2015	29	95,394	1.8%	2,111,981	3.3%	22.14	251,500
Beyond	25	97,404	1.8%	2,066,793	3.2%	21.22	1,075,013

Total	497	1,251,480	23.3%	$23,711,575	36.9%	$18.95	$1,839,413

[1]

Lease expiration table reflects rents in place as of September 30, 2006 and does not include option periods; 2006 expirations include 24 month-to-month tenants. This column also excludes ground leases.

[2]	Expiring GLA excludes estimated square footage attributable to non-owned structures on land owned by the Company and ground leased to tenants.
[3]	Annualized Base Rent represents the monthly contractual rent for September 2006 for each applicable property, multiplied by 12. Excludes ground lease revenue.

p. 24	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

LEASE EXPIRATIONS – COMMERCIAL TENANTS

This Table Includes the Following:
•	Operating Commercial Properties

	Number of Expiring Leases [1]	Expiring NRA	% of Total NRA Expiring	Expiring Annualized Base Rent [2]	% of Total Annualized Base Rent	Expiring Annualized Base Rent per Sq. Ft.

2006	1	1,000	0.0%	$250	0.0%	$0.25
2007	2	3,955	0.1%	77,360	0.1%	19.56
2008	1	7,965	0.2%	159,938	0.3%	20.08
2009	0	0	0.0%	0	0.0%	0.00
2010	1	8,878	0.2%	179,780	0.3%	20.25
2011	3	99,542	1.9%	1,642,443	2.5%	16.50
2012	2	37,052	0.7%	590,708	0.9%	15.94
2013	4	128,354	2.4%	1,589,631	2.5%	12.38
2014	2	149,949	2.7%	1,388,350	2.2%	9.26
2015	2	45,107	0.8%	799,533	1.2%	17.73
Beyond	2	63,431	1.2%	1,466,602	2.3%	23.12

Total	20	545,233	10.2%	$7,894,595	12.3%	$14.48

[1]

Lease expiration table reflects rents in place as of September 30, 2006 and does not include option periods; 2006 expirations include one month-to-month tenant. This column also excludes ground leases.

[2]	Annualized Base Rent represents the monthly contractual rent for September 2006 for each applicable property, multiplied by 12.

p. 25	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

SUMMARY RETAIL PORTFOLIO STATISTICS
(INCLUDES JOINT VENTURE PROPERTIES)

Retail Portfolio	9/30/06	6/30/06		3/31/06	12/31/05	9/30/05

Company Owned GLA [1] – Operating Retail	4,989,635	4,595,183		4,532,104	4,497,658	4,175,813
Total GLA [1] – Operating Retail	7,209,584	6,698,265		6,650,386	6,160,940	5,685,320
Projected Company Owned GLA Under Development [2,4]	587,750	581,281		696,896	690,161	628,100
Projected Total GLA Under Development [4]	1,598,470	1,535,081		1,579,358	1,823,561	1,772,825

Number of Operating Retail Properties	46	43		42	40	37
Number of Retail Properties Under Development[4]	11	11	[4]	12	14	13

Percentage Leased – Operating Retail	93.6%	93.0%		94.8%	95.3%	95.6%

Annualized Base Rent & Ground Lease Revenue - Retail Properties [3]	$56,724,615	$51,664,411		$51,480,775	$50,059,285	$46,701,031

[1]

Company Owned GLA represents gross leasable area owned by the Company.  Total GLA includes Company Owned GLA, plus square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space.

[2]

Projected Company Owned GLA Under Development represents gross leasable area under development that is projected to be owned by the Company.  Projected Total GLA includes Projected Company Owned GLA, plus projected square footage attributable to non-owned outlot structures on land owned by the Company and ground leased to tenants, and non-owned anchor space that is existing or under construction.

[3]	Annualized Base Rent represents the monthly contractual rent for September 2006 for each applicable tenant, multiplied by 12.
[4]	Excludes Kedron Village, a property under construction with a completion commitment from the seller. Kedron Village contains 282,125 square feet of total GLA and 157,408 square feet of owned GLA.

p. 26	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

SUMMARY COMMERCIAL PORTFOLIO STATISTICS
(INCLUDES JOINT VENTURE PROPERTIES)

Commercial Portfolio	9/30/06	6/30/06	3/31/06	12/31/05	9/30/05

Company Owned Net Rentable Area (NRA) [1]	562,652	562,652	562,652	562,652	662,652
NRA under Development	—	—	—	—	—

Number of Operating Commercial Properties	5	5	5	5	6
Number of Commercial Properties under Development	—	—	—	—	—

Percentage Leased – Operating Commercial Properties	96.9%	96.9%	97.7%	97.3%	97.7%
Percentage Leased – Commercial Properties under Development	—	—	—	—	—

Annualized Base Rent – Commercial Properties [2,3]	$7,894,595	$7,874,683	$7,959,366	$7,909,489	$9,624,510

[1]

Company Owned NRA does not include square footage of Union Station Parking Garage, a detached parking garage supporting the Thirty South property that includes 851 parking spaces.  It is operated by Denison Parking, a third party, pursuant to a lease of the entire property.

[2]	Annualized Base Rent does not include approximately $500,000 in annualized income attributable to the Union Station Parking Garage.
[3]	Annualized Base Rent includes $799,533 from KRG and subsidiaries as of September 30, 2006.

p. 27	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

DEVELOPMENT PIPELINE AS OF SEPTEMBER 30, 2006[6]

2005 Deliveries/ 2006 Stabilizations	KRG Ownership %’s7	MSA	Type of Property	Opening Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[8]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost[4]	Cost Incurred as of Sept. 30, 2006[4]	Major Tenants and Non-owned Anchors

Indiana
Geist Pavilion	100%	Indianapolis, IN	Retail	Q1 – Q4 2005 [9]	64,500	64,500	80.8%	94.4%	$ 11,971	$ 11,267	Marsh Supermarkets/Party Tree

Subtotal					64,500	64,500	80.8%	94.4%	$ 11,971	$ 11,267

2006-2007 Deliveries		MSA	Type of Property	Opening Date[1]	Projected Owned GLA[2]	Projected Total GLA[3]	Percent of Owned GLA Occupied[8]	Percent of Owned GLA Pre-Leased/ Committed[5]	Total Estimated Project Cost [4]	Cost Incurred as of Sept. 30, 2006[4]	Major Tenants and Non-owned Anchors

Florida
Tarpon Springs Plaza	100%	Naples, FL	Retail	Q1 2007	82,550	272,350	0.0%	100.0%	$ 22,500	$ 17,737	Target (non-owned), Staples, Cost Plus, AC Moore
Estero Town Commons	40%	Naples, FL	Retail	Q3 2006	25,600	206,600	0.0%	93.0%	20,000	16,245	Lowe’s Home Improvement
Bayport Commons	60%	Tampa, FL	Retail		92,300	281,100	0.0%	48.2%	25,000	8,208	Target (non-owned)
Indiana
Beacon Hill Shopping Center	50%	Crown Point, IN	Retail	Q4 2006	57,200	162,700	0.0%	56.6%	17,000	12,405	Strack & VanTil’s (non-owned), Walgreen’s (non-owned)
Zionsville Place	100%	Indianapolis, IN	Retail	Q3 2006	12,400	42,400	25.8%	90.3%	4,550	4,295	Sherwin Willliams
Bridgewater Marketplace I	100%	Indianapolis, IN	Retail	Q4 2006	26,000	50,820	0.0%	11.5%	11,000	8,778	Walgreen’s (non-owned)
Illinois
Naperville Marketplace	100%	Chicago, IL	Retail	Q3 2006	99,600	169,600	33.1%	35.5%	16,500	11,401	Caputo’s Fresh Market (non-owned), TJ Maxx
Oregon
Cornelius Gateway Build-to-Suit For Sale	80%	Portland, OR	Retail	Q2 2006	21,000	35,800	0.0%	21.0%	5,400	4,081	Walgreens (non-owned)
Washington
Sandifur Plaza Build-to-Suit for Sale	80%/95%	Tri-Cities, WA	Retail	Q4 2006	27,400	27,400	0.0%	80.3%	6,400	2,880	Walgreens (build-to-suit for sale)
Gateway Shopping Center - Phase I & II	50%	Seattle, WA	Retail	Q1 2007	79,200	285,200	0.0%	66.4%	24,300	10,285	Kohl’s (non-owned), Winco (non-owned)

Subtotal					523,250	1,533,970	6.9%	67.3%	$ 152,650	$ 96,315

Total [10]					587,750	1,598,470	15.0%	69.7%	$ 164,621	$ 107,582

1	Opening Date is defined as the first date a tenant is open for business or a ground lease payment is made. Stabilization (85% occupied) typically occurs within six to twelve months after opening date.
2

Projected Owned GLA represents gross leasable area the Company projects it will own. It excludes square footage that the Company projects will be attributable to non-owned outlot structures on land owned by the Company and expected to be ground leased to tenants. It also excludes non-owned anchor space.

3

Projected Total GLA includes Projected Owned GLA, projected square footage attributable to non-owned outlot structures on land that is owned by the Company, and non-owned anchor space that currently exists or is under construction.

4	Dollars in thousands. Reflects KRG and partner share of costs.
5

Excludes land parcels owned by the Company and ground leased to tenants. Includes leases under negotiation for approximately 96,724 square feet for which the Company has signed non-binding letters of intent.

6	All joint ventures are consolidated in the Company’s financial statements.
7

The Company owns the following development properties through joint ventures: Cornelius Gateway (80%); Sandifur Plaza (Walgreens 80%; small shops 95%); Beacon Hill (preferred return, then 50%); Gateway Shopping Center (preferred return, then 50% until internal rate of return threshold is reached and then 25%); Estero Town Commons (preferred return, then 40%) and Bayport Commons. (preferred return, then 60%)

8	Includes tenants that have taken possession of their space or have begun paying rent.
9	The Phase I building opened Q1 2005. Phase II and Phase III buildings opened Q4 2005.
10

Excludes Kedron Village, a property the Company acquired in April 2006 while under construction. This property opened during the third quarter of 2006 and remained under construction as of September 30, 2006. Kedron Village contains 282,125 square feet of total GLA and 157,408 square feet of owned GLA. See “Other Development Activity” on page 29.

p. 28	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

OTHER DEVELOPMENT ACTIVITY[1] AS OF SEPTEMBER 30, 2006

VISIBLE SHADOW PIPELINE

Property	MSA	KRG Ownership %[4]	Estimated Start Date	Estimated Total GLA[3]	Total Estimated Cost[3]	Cost Incurred as of Sept. 30, 2006	Executed Leases & Potential Tenancy

Parkside Town Commons[2]	Raleigh, NC	100%	TBD	750,000	$118,000	$36,408	TBD
Delray Marketplace	Delray Beach, FL	50%	TBD	318,000	$73,000	28,349	Grocery, Theater, Jr. Boxes, Shops, Restaurants
Cobblestone Plaza	Ft. Lauderdale, FL	50%	TBD	161,000	$45,000	13,518	Whole Foods, Jr. Boxes, Shops
54th & College	Indianapolis, IN	100%	TBD	20,100	$2,500	2,107	Ground Lease to Specialty Grocer

				1,249,100	$238,500	$80,382

REDEVELOPMENT ACTIVITY

Property	MSA	Project Description

Shops at Eagle Creek	Naples, FL	The Company is in the process of re-tenanting the 51,000 square foot anchor space formerly occupied by Winn-Dixie with two junior box users.

ACQUIRED DEVELOPMENTS UNDER CONSTRUCTION

Property	MSA	Date Acquired	Purchase Price	Owned GLA	Percent of Owned GLA Occupied	Percent of Owned GLA Pre-Leased/ Committed	Major Tenants

Kedron Village [5]	Atlanta, GA	04/03/06	$ 36,900	157,408	61%	83%	Target (non-owned); Ross; Bed Bath & Beyond; Petco

[1]	Dollars in thousands. Reflects KRG and partner share of costs.
[2]

In September 2006, the Company announced the formation of a joint venture agreement with Prudential Real Estate Investors (“PREI”). Parkside Town Commons is the first project that the Company intends to contribute to this joint venture.

[3]	Total Estimated Cost and Estimated Total GLA based on preliminary siteplans.
[4]	The Company owns the following development properties through joint ventures: Delray Marketplace (preferred return, then 50%) and Cobblestone Plaza (preferred return, then 50%).
[5]

On April 3, 2006, the Company purchased the property with an initial funding of $22,000,000, and on July 31, 2006, the Company funded the remaining purchase price of $14,900,000.  In accordance with the terms of the purchase agreement, the seller remains responsible for the completion of the development. The anchor tenants are open for business, and the shop space tenants will open throughout the remainder of 2006.

p. 29	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

GEOGRAPHIC DIVERSIFICATION – OPERATING PORTFOLIO[1] AS OF SEPTEMBER 30, 2006

	Number of Operating Properties	Owned GLA/NRA[2]	Percent of Owned GLA/NRA	Total Number of Leases	Annualized Base Rent[3]	Percent of Annualized Base Rent	Annualized Base Rent per Leased Sq. Ft.

Indiana	21	2,258,052	40.6%	227	$23,895,716	38.7%	$11.76
• Retail – Mall	1	579,189	10.4%	39	2,154,814	3.5%	4.75
• Retail	15	1,116,211	20.1%	168	13,846,307	22.4%	13.40
• Commercial	5	562,652	10.1%	20	7,894,595	12.8%	14.48
Florida	12	1,319,928	23.8%	169	13,196,637	21.4%	10.62
Texas	8	1,136,686	20.4%	96	13,834,262	22.4%	12.24
Illinois	2	231,592	4.2%	35	3,085,531	5.0%	14.14
New Jersey	1	115,088	2.1%	17	1,788,150	2.9%	16.03
Georgia	2	142,707	2.6%	27	1,611,322	2.6%	11.39
Washington	3	102,159	1.8%	24	1,705,809	2.8%	17.78
Ohio	1	236,230	4.3%	7	2,353,767	3.8%	9.96
Oregon	1	9,845	0.2%	7	268,603	0.4%	27.28

Total	51	5,552,287	100.0%	609	$61,739,797	100.0%	$11.83

[1]	Excludes tenants at development properties that are Build-to-Suits for sale.
[2]

Owned GLA/NRA represents gross leasable area or net leasable area owned by the Company. It does not include 22 parcels or outlots owned by the Company and ground leased to tenants, which contain 22 non-owned structures totaling approximately 314,619 square feet. It also excludes the square footage of Union Station Parking Garage.

[3]

Annualized Base Rent excludes $2,879,413 in annualized ground lease revenue attributable to parcels and outlots owned by the Company and ground leased to tenants. It also excludes approximately $500,000 in 2006 annualized minimum rent attributable to Union Station Parking Garage as well as the leases on development properties.

p. 30	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

OPERATING RETAIL PROPERTIES – TABLE I AS OF SEPTEMBER 30, 2006

Property [1,2]	State	MSA	Year Built/Renovated	Year Added to Operating Portfolio	Acquired, Redeveloped, or Developed	Total GLA[2]	Owned GLA[2]	Percentage of Owned GLA Leased[3]

International Speedway Square	FL	Daytona	1999	1999	Developed	233,901	220,901	98.2%
King’s Lake Square	FL	Naples	1986	2003	Acquired	85,497	85,497	97.5%
Wal-Mart Plaza	FL	Gainesville	1970	2004	Acquired	177,826	177,826	100.0%
Waterford Lakes	FL	Orlando	1997	2004	Acquired	77,948	77,948	98.5%
Shops at Eagle Creek [10]	FL	Naples	1998	2003	Acquired	75,944	75,944	23.9%
Eagle Creek Lowe’s	FL	Naples	2006	2006	Developed	165,000	0	*
Pine Ridge Crossing	FL	Naples	1993	2006	Acquired	258,882	105,515	100.0%
Riverchase	FL	Naples	1991	2006	Acquired	78,340	78,340	100.0%
Courthouse Shadows	FL	Naples	1987	2006	Acquired	134,867	134,867	100.0%
Circuit City Plaza	FL	Ft. Lauderdale	2004	2004	Developed	405,906	45,906	97.1%
Indian River Square	FL	Vero Beach	1997/2004	2005	Acquired	379,246	144,246	100.0%
Bolton Plaza[4]	FL	Jacksonville	1986	2005	Acquired	172,938	172,938	93.5%
Centre at Panola	GA	Atlanta	2001	2004	Acquired	73,079	73,079	98.4%
Publix at Acworth	GA	Atlanta	1996	2004	Acquired	69,628	69,628	100.0%
Silver Glen Crossing	IL	Chicago	2002	2004	Acquired	138,069	132,520	94.9%
Fox Lake Crossing	IL	Chicago	2002	2005	Acquired	99,072	99,072	93.3%
Glendale Mall	IN	Indianapolis	1958/2000	1999	Redeveloped	724,026	579,189	78.3%
Cool Creek Commons	IN	Indianapolis	2005	2005	Developed	133,207	120,678	92.8%
Boulevard Crossing	IN	Kokomo	2004	2004	Developed	213,696	123,696	93.1%
Traders Point	IN	Indianapolis	2005	2005	Developed	348,778	279,501	94.9%
Traders Point II	IN	Indianapolis	2005	2005	Developed	46,600	46,600	53.8%
Hamilton Crossing	IN	Indianapolis	1999	2004	Acquired	87,424	82,424	100.0%
Fishers Station [5]	IN	Indianapolis	1989	2004	Acquired	114,457	114,457	86.8%
Whitehall Pike	IN	Bloomington	1999	1999	Developed	128,997	128,997	100.0%
The Centre [6]	IN	Indianapolis	1986	1986	Developed	80,689	80,689	91.5%
The Corner Shops	IN	Indianapolis	1984/2003	1984	Developed	42,545	42,545	100.0%
Stoney Creek Commons	IN	Indianapolis	2000	2000	Developed	189,527	49,330	100.0%
Greyhound Commons	IN	Indianapolis	2005	2005	Developed	153,187	0	*
Weston Park Phase I	IN	Indianapolis	2005	2005	Developed	12,200	0	*
Red Bank Commons	IN	Evansville	2005	2006	Developed	324,308	34,308	78.0%
Martinsville Shops	IN	Martinsville	2005	2005	Developed	10,986	10,986	100.0%
50 South Morton	IN	Indianapolis	1999	1999	Developed	2,000	2,000	100.0%
Ridge Plaza	NJ	Oak Ridge	2002	2003	Acquired	115,088	115,088	96.9%
Eastgate Pavilion	OH	Cincinnati	1995	2004	Acquired	236,230	236,230	100.0%
Shops at Otty [7]	OR	Portland	2004	2004	Developed	154,845	9,845	100.0%
Plaza at Cedar Hill	TX	Dallas	2000	2004	Acquired	299,847	299,847	100.0%
Sunland Towne Centre	TX	El Paso	1996	2004	Acquired	312,450	307,474	99.5%
Galleria Plaza [8]	TX	Dallas	2002	2004	Acquired	44,306	44,306	100.0%
Cedar Hill Village	TX	Dallas	2002	2004	Acquired	139,092	44,262	94.2%
Preston Commons	TX	Dallas	2002	2002	Developed	142,564	27,564	90.0%
Burlington Coat Factory [9]	TX	San Antonio	1992/2000	2000	Redeveloped	107,400	107,400	100.0%
Plaza Volente	TX	Austin	2004	2005	Acquired	160,333	156,333	100.0%
Market Street Village	TX	Hurst	1970/2004	2005	Acquired	156,500	149,500	100.0%
50th & 12th	WA	Seattle	2004	2004	Developed	14,500	14,500	100.0%
176th & Meridian	WA	Seattle	2004	2004	Developed	14,560	14,560	100.0%
Four Corner Square	WA	Seattle	1985	2004	Acquired	73,099	73,099	91.5%

					TOTAL	7,209,584	4,989,635	93.6%

(*)

Property consists of ground leases only, no Owned GLA. As of September 30, 2006, the following were leased: Lowe’s at Eagle Creek – single ground lease property; Greyhound Commons – two of four outlots leased; and Weston Park Phase I – two of three outlots leased.

1	All properties are wholly owned, except as indicated. Unless otherwise noted, each property is owned in fee simple by the Company.
2	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.
3

Percentage of Owned GLA Leased reflects Owned GLA/NRA leased as of September 30, 2006 except for Stoney Creek Commons, Greyhound Commons, Weston Park Phase I (see *) and Eagle Creek Lowe’s Home Improvement.

4

The Company acquired a 99.9% interest in this property through a joint venture with a third party that manages the property. At the current time, The Company receives 85% of the cash flow from the property, a percentage that may decrease under certain circumstances.

5

This property is divided into two parcels: a grocery store and small shops. The Company owns a 25% interest in the small shops in a joint venture and a 100% interest in the grocery store. The joint venture partner is entitled to an annual preferred payment of $96,000. All remaining cash flow is distributed to the Company.

6	The Company owns a 60% interest in this property through a joint venture with a third party that manages the property.
7	The Company does not own the land at this property. It has leased the land pursuant to two ground leases that expire in 2017. The Company has six five-year options to renew this lease.
8	The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2027. The Company has five five-year renewal options.
9

The Company does not own the land at this property. It has leased the land pursuant to a ground lease that expires in 2012. The Company has six five-year renewal options and a right of first refusal to purchase the land.

10	In May 2006, the Company acquired and terminated the Winn-Dixie lease. The space is being marketed to multiple potential retail tenants.

p. 31	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

OPERATING RETAIL PROPERTIES – TABLE II AS OF SEPTEMBER 30, 2006

Property	State	MSA	Annualized Base Rent Revenue	Annualized Ground Lease Revenue	Annualized Total Retail Revenue [1]	Percentage of Annualized Total Retail Revenue	Base Rent Per Leased Owned GLA[2]	Major Tenants and Non-Owned Anchors[3]

RETAIL OPERATING PROPERTIES
International Speedway Square [4]	FL	Daytona	$ 2,423,671	$232,900	$2,656,571	4.7%	$ 11.18	SteinMart, Bed Bath & Beyond, Circuit City
King’s Lake Square	FL	Naples	1,102,989	—	1,102,989	1.9%	13.23	Publix, Walgreens
Wal-Mart Plaza	FL	Gainesville	940,135	—	940,135	1.7%	5.29	Wal-Mart, Books-A-Million, Save A Lot
Waterford Lakes	FL	Orlando	888,837	—	888,837	1.6%	11.58	Winn-Dixie[5]
Shops at Eagle Creek	FL	Naples	392,834	—	392,834	0.7%	21.65
Eagle Creek Lowe’s	FL	Naples	—	800,000	800,000	1.4%		Lowe’s Home Improvement
Pine Ridge Crossing	FL	Naples	1,562,008	—	1,562,008	2.8%	14.80	Publix, Bealls (non-owned), Target (non-owned)
Riverchase	FL	Naples	1,063,710	—	1,063,710	1.9%	13.58	Publix
Courthouse Shadows	FL	Naples	1,463,932	—	1,463,932	2.6%	10.85	Albertson’s, Office Max
Circuit City Plaza	FL	Ft. Lauderdale	881,277	—	881,277	1.6%	19.78	Circuit City, Wal-Mart (non-owned), Lowe’s Home Improvement (non-owned)
Indian River Square	FL	Vero Beach	1,425,452	—	1,425,452	2.5%	9.88	Office Depot, Bealls, Ragshop, Lowe’s Home Improvement (non-owned), Target (non-owned)
Bolton Plaza [4]	FL	Jacksonville	1,051,792	—	1,051,792	1.9%	6.50	Wal-Mart
Centre at Panola	GA	Atlanta	813,288	—	813,288	1.4%	11.31	Publix
Publix at Acworth	GA	Atlanta	798,034	—	798,034	1.4%	11.46	Publix, CVS
Silver Glen Crossing	IL	Chicago	1,800,956	85,000	1,885,956	3.3%	14.32	Dominick’s, MC Sports
Fox Lake Crossing	IL	Chicago	1,284,575	—	1,284,575	2.3%	13.89	Dominick’s
Glendale Mall	IN	Indianapolis	2,154,814	154,004	2,308,818	4.1%	4.75	L.S. Ayres, Kerasotes Theatre, Lowe’s Home Improvement (non-owned)
Cool Creek Commons	IN	Indianapolis	1,710,921	155,500	1,866,421	3.3%	15.28	Fresh Market, Stein Mart
Boulevard Crossing	IN	Kokomo	1,549,855	—	1,549,855	2.7%	13.46	TJ Maxx, PETCO, Shoe Carnival, Kohl’s (non-owned)
Traders Point	IN	Indianapolis	3,697,020	545,000	4,242,020	7.4%	13.94	Dick’s Sporting Goods, Bed Bath & Beyond, Michaels, Marsh Supermarkets, Books-A-Million, Old Navy
Traders Point II	IN	Indianapolis	662,743	—	662,743	1.2%	26.45
Hamilton Crossing	IN	Indianapolis	1,399,100	71,500	1,470,600	2.6%	16.97	Office Depot
Fishers Station	IN	Indianapolis	1,221,559	—	1,221,559	2.2%	12.29	Marsh Supermarket
Whitehall Pike	IN	Bloomington	1,014,000	—	1,014,000	1.8%	7.86	Lowe’s Home Improvement
The Centre [4]	IN	Indianapolis	938,297	—	938,297	1.7%	12.71	Osco
The Corner Shops	IN	Indianapolis	527,066	—	527,066	0.9%	12.39	Hancock Fabrics
Stoney Creek Commons	IN	Indianapolis	464,755	—	464,755	0.8%	9.42	Lowe’s Home Improvement (non-owned), HH Gregg, Office Depot
Greyhound Commons	IN	Indianapolis	—	202,500	202,500	0.4%	—	Lowe’s Home Improvement (non-owned)
Weston Park Phase I	IN	Indianapolis	—	190,000	190,000	0.3%	—
Red Bank Commons	IN	Evansville	379,784	—	379,784	0.7%	14.19	Wal-Mart (non-owned) Home Depot (non-owned)
Martinsville Shops	IN	Martinsville	149,207	—	149,207	0.3%	13.58
50 South Morton	IN	Indianapolis	132,000	—	132,000	0.2%	66.00
Ridge Plaza	NJ	Oak Ridge	1,788,150	—	1,788,150	3.2%	16.03	A&P, CVS
Eastgate Pavilion	OH	Cincinnati	2,353,767	—	2,353,767	4.2%	9.96	Dick’s Sporting Goods, Value City Furniture, Best Buy
Shops at Otty	OR	Portland	268,603	122,500	391,103	0.7%	27.28	Wal-Mart (non-owned)
Plaza at Cedar Hill	TX	Dallas	3,603,875	—	3,603,875	6.3%	12.02	Hobby Lobby, Linens ‘N Things, Marshall’s
Sunland Towne Centre	TX	El Paso	3,011,918	104,809	3,116,727	5.5%	9.84	Kmart, Circuit City, Roomstore
Galleria Plaza	TX	Dallas	1,083,224	—	1,083,224	1.9%	24.45	Shoe Pavilion
Cedar Hill Village	TX	Dallas	673,085	—	673,085	1.2%	16.14	24 Hour Fitness, JCPenney (non-owned)
Preston Commons	TX	Dallas	587,502	—	587,502	1.0%	23.69	Lowe’s Home Improvement (non-owned)
Burlington Coat Factory	TX	San Antonio	510,150	—	510,150	0.9%	4.75	Burlington Coat Factory
Plaza Volente	TX	Austin	2,453,150	100,000	2,553,150	4.5%	15.69	H-E-B Grocery
Market Street Village	TX	Hurst	1,911,358	115,700	2,027,058	3.6%	12.79	Ross, Office Depot, JoAnn’s, Circuit City, Hancock Fabrics
50th & 12th	WA	Seattle	475,000	—	475,000	0.8%	32.76	Walgreens
176th & Meridian	WA	Seattle	433,000	—	433,000	0.8%	29.74	Walgreens
Four Corner Square	WA	Seattle	797,809	—	797,809	1.4%	11.93	Johnson Hardware Store

		TOTAL	$ 53,845,202	$ 2,879,413	$ 56,724,615	100.0%	$ 11.52

[1]

Annualized Base Rent represents the contractual rent for September 2006 for each applicable property, multiplied by 12. This table does not include Annualized Base Rent from development property tenants open for business as of June 30, 2006.

[2]	Owned GLA represents gross leasable area that is owned by the Company. Total GLA includes Owned GLA, square footage attributable to non-owned anchor space and non-owned structures on ground leases.
[3]	Represents the three largest tenants that occupy at least 10,000 square feet of GLA at the property, including non-owned anchors.
[4]	A third party manages this property.
[5]

In February 2005, Winn-Dixie Stores, Inc. filed a petition for Chapter 11 bankruptcy to reorganize its business operations. As of September 30, 2006, Winn-Dixie had not announced plans to close the Waterford Lakes store, nor had it rejected the lease. In a public announcement, Winn-Dixie included the store at Waterford Lakes on its list of stores it intended to retain as of that date.

p. 32	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

OPERATING COMMERCIAL PROPERTIES AS OF SEPTEMBER 30, 2006

Property	MSA	Year Built/ Renovated	Acquired, Redeveloped, or Developed	Owned NRA	Percentage of Owned NRA Leased	Annualized Base Rent[1]	Percentage of Annualized Commercial Base Rent	Base Rent Per Leased Sq. Ft.	Major Tenants

Indiana
Thirty South[4]	Indianapolis	1905/2002	Redeveloped	298,346	94.2%	$4,921,306	62.3%	$17.52	Eli Lilly, City Securities, Kite Realty Group
PEN Products	Indianapolis	2003	Developed	85,875	100.0%	813,236	10.3%	9.47	Indiana Department of Administration
Spring Mill Medical [2]	Indianapolis	1998/2002	Redeveloped	63,431	100.0%	1,466,603	18.6%	23.12	University Medical Diagnostic Associates; Indiana University Healthcare Associates
Union Station Parking Garage[3]	Indianapolis	1986	Acquired	N/A	N/A	N/A	N/A	N/A	Denison Parking
Indiana State Motor Pool	Indianapolis	2004	Developed	115,000	100.0%	693,450	8.8%	6.03	Indiana Dept. of Administration

Total				562,652	96.9%	$7,894,595	100.0%	$14.48

[1]	Annualized Base Rent represents the monthly contractual rent for September 2006 for each applicable property, multiplied by 12.
[2]	The Company owns a 50% interest in this property through a joint venture with one of the tenants at this property.
[3]	Annualized Base Rent for 2006 is approximately $500,000.
[4]	Annualized Base Rent includes $779,621 from the Company and subsidiaries as of September 30, 2006.

p. 33	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

RETAIL OPERATING PORTFOLIO – TENANT BREAKDOWN[1]
AS OF SEPTEMBER 30, 2006

	Owned Gross Leasable Area				Occupancy			Annualized Base Rent[1]				Annualized Base Rent per Occupied Sq. Ft.

Property	State	Anchors	Shops	Total	Anchors	Shops	Total	Anchors	Shops	Ground Leases	Total	Anchors	Shops	Total

International Speedway Square	FL	200,401	20,500	220,901	100.0%	80.4%	98.2%	$ 2,118,321	$ 305,350	$ 232,900	$ 2,656,571	$ 10.57	$ 18.53	$ 11.18
King’s Lake Square	FL	49,805	35,692	85,497	100.0%	94.0%	97.5%	361,793	741,196	—	1,102,989	7.26	22.08	13.23
Wal-Mart Plaza	FL	138,323	39,503	177,826	100.0%	100.0%	100.0%	538,533	401,602	—	940,135	3.89	10.17	5.29
Waterford Lakes	FL	51,703	26,245	77,948	100.0%	95.4%	98.5%	408,452	480,385	—	888,837	7.90	19.18	11.58
Shops at Eagle Creek	FL	51,703	24,241	75,944	0.0%	74.9%	23.9%	—	392,834	—	392,834	—	21.65	21.65
Eagle Creek Lowe’s	FL	—	—	—	—	—	—	—	—	800,000	800,000	—	—	—
Pine Ridge Crossing	FL	65,999	39,516	105,515	100.0%	100.0%	100.0%	611,992	950,016	—	1,562,008	9.27	24.04	14.80
Riverchase	FL	48,890	29,450	78,340	100.0%	100.0%	100.0%	386,231	677,479	—	1,063,710	7.90	23.00	13.58
Courthouse Shadows	FL	102,328	32,539	134,867	100.0%	100.0%	100.0%	942,979	520,953	—	1,463,932	9.22	16.01	10.85
Circuit City Plaza	FL	33,014	12,892	45,906	100.0%	89.5%	97.1%	594,252	287,025	—	881,277	18.00	24.88	19.78
Indian River Square	FL	116,342	27,904	144,246	100.0%	100.0%	100.0%	942,078	483,374	—	1,425,452	8.10	17.32	9.88
Bolton Plaza	FL	131,488	41,450	172,938	100.0%	73.0%	93.5%	621,444	430,348	—	1,051,792	4.73	14.23	6.50
Centre at Panola	GA	51,674	21,405	73,079	100.0%	94.4%	98.4%	413,388	399,900	—	813,288	8.00	19.79	11.31
Publix at Acworth	GA	37,888	31,740	69,628	100.0%	100.0%	100.0%	337,203	460,831	—	798,034	8.90	14.52	11.46
Silver Glen Crossing	IL	78,675	53,845	132,520	100.0%	87.5%	94.9%	812,916	988,040	85,000	1,885,956	10.33	20.97	14.32
Fox Lake Crossing	IL	65,977	33,095	99,072	100.0%	80.1%	93.3%	742,241	542,334	—	1,284,575	11.25	20.47	13.89
Glendale Mall	IN	437,702	141,487	579,189	86.5%	52.8%	78.3%	1,295,905	858,909	154,004	2,308,818	3.42	11.50	4.75
Cool Creek Commons	IN	63,600	57,078	120,678	100.0%	84.7%	92.8%	601,700	1,109,221	155,500	1,866,421	9.46	22.95	15.28
Boulevard Crossing	IN	73,440	50,256	123,696	100.0%	83.0%	93.1%	832,960	716,895	—	1,549,855	11.34	17.18	13.46
Traders Point	IN	238,664	40,837	279,501	100.0%	64.8%	94.9%	3,070,517	626,503	545,000	4,242,020	12.87	23.67	13.94
Traders Point II	IN	—	46,600	46,600	—	53.8%	53.8%	—	662,743	—	662,743	—	26.45	26.45
Hamilton Crossing	IN	30,722	51,702	82,424	100.0%	100.0%	100.0%	345,623	1,053,477	71,500	1,470,600	11.25	20.38	16.97
Fishers Station	IN	57,000	57,457	114,457	100.0%	73.7%	86.8%	575,000	646,559	—	1,221,559	10.09	15.26	12.29
Whitehall Pike	IN	128,997	—	128,997	100.0%	—	100.0%	1,014,000	—	—	1,014,000	7.86	—	7.86
The Centre	IN	18,720	61,969	80,689	100.0%	89.0%	91.5%	170,352	767,945	—	938,297	9.10	13.93	12.71
The Corner Shops	IN	12,200	30,345	42,545	100.0%	100.0%	100.0%	73,200	453,866	—	527,066	6.00	14.96	12.39
Stoney Creek Commons	IN	49,330	—	49,330	100.0%	—	100.0%	464,755	—	—	464,755	9.42	—	9.42
Greyhound Commons	IN	—	—	—	—	—	—	—	—	202,500	202,500	—	—	—
Weston Park Phase I	IN	—	—	—	—	—	—	—	—	190,000	190,000	—	—	—
Red Bank Commons	IN	—	34,308	34,308	—	78.0%	78.0%	—	379,784	—	379,784	—	14.19	14.19
Martinsville Shops	IN	—	10,986	10,986	—	100.0%	100.0%	—	149,207	—	149,207	—	13.58	13.58
50 South Morton	IN	—	2,000	2,000	—	100.0%	100.0%	—	132,000	—	132,000	—	66.00	66.00
Ridge Plaza	NJ	69,612	45,476	115,088	100.0%	92.3%	97.0%	986,556	801,594	—	1,788,150	14.17	19.10	16.03
Eastgate Pavilion	OH	231,730	4,500	236,230	100.0%	—	100.0%	2,221,017	132,750	—	2,353,767	9.58	—	9.96
Shops at Otty	OR	—	9,845	9,845	—	100.0%	100.0%	—	268,603	122,500	391,103	—	27.28	27.28
Plaza at Cedar Hill	TX	227,106	72,741	299,847	100.0%	100.0%	100.0%	2,183,961	1,419,914	0	3,603,875	9.62	19.52	12.02
Sunland Towne Centre	TX	277,131	30,343	307,474	100.0%	95.1%	99.5%	2,527,022	484,896	104,809	3,116,727	9.12	16.81	9.84
Galleria Plaza	TX	31,396	12,910	44,306	100.0%	100.0%	100.0%	722,108	361,116	—	1,083,224	—	27.97	24.45
Cedar Hill Village	TX	32,231	12,031	44,262	100.0%	78.8%	94.2%	483,465	189,620	—	673,085	—	20.00	16.14
Preston Commons	TX	—	27,564	27,564	—	90.0%	90.0%	—	587,502	—	587,502	—	23.69	23.69
Burlington Coat Factory	TX	107,400	—	107,400	100.0%	—	100.0%	510,150	—	—	510,150	4.75	—	4.75
Plaza Volente	TX	105,000	51,333	156,333	100.0%	100.0%	100.0%	1,155,000	1,298,150	100,000	2,553,150	11.00	25.29	15.69
Market Street Village	TX	137,246	12,254	149,500	100.0%	100.0%	100.0%	1,570,081	341,277	115,700	2,027,058	11.44	27.85	12.79
50th & 12th	WA	14,500	—	14,500	100.0%	—	100.0%	475,000	—	—	475,000	32.76	—	32.76
176th & Meridian	WA	14,560	—	14,560	100.0%	—	100.0%	433,000	—	—	433,000	29.74	—	29.74
Four Corner Square	WA	20,512	52,587	73,099	100.0%	88.2%	91.5%	126,672	671,137	—	797,809	6.18	14.48	11.93
Total		3,603,009	1,386,626	4,989,635	96.9%	85.1%	93.6%	31,669,867	$ 22,175,335	$ 2,879,413	$ 56,724,615	$ 9.07	$ 18.79	$ 11.52

[1]	This table does not include annualized base rent from development property tenants open for business as of September 30, 2006.

p. 34	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06

ACQUISITION OF OTHER PROPERTIES AS OF SEPTEMBER 30, 2006

Name of Operating Property	MSA	Date Acquired	Purchase Price	Assumed Debt	Total GLA	Owned GLA	Major Tenants and Non-Owned Anchors

Pine Ridge Crossing	Naples	7/6/06	$22,500,000	none	258,882	105,515	Publix, Target (non-owned), Bealls (non-owned)
Riverchase	Naples	7/6/06	$15,500,000	none	78,340	78,340	Publix
Courthouse Shadows	Naples	7/6/06	$19,750,000	none	134,867	134,867	Albertson’s, OfficeMax

			$57,750,000		472,089	318,722

p. 35	Kite Realty Group Supplemental Financial and Operating Statistics – 9/30/06